                                                                  Exhibit 10.7.2
                                                                  --------------

                              AMENDMENT NO. 1 TO
                              -------------------

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                  -------------------------------------------

     This Amendment No. 1 (this "Amendment") to the Amended and Restated
                                 ---------
Stockholders Agreement (the "Stockholders Agreement"), dated as of December 4,
                             ----------------------
2000, by and among IWO Holdings, Inc., a Delaware corporation ("Holdings"), and
                                                                --------
the stockholders of Holdings parties thereto (the "Stockholders"), is entered
                                                   ------------
into as of April 2, 2001.

                                   RECITALS
                                   --------

     WHEREAS, certain Stockholders (the "Selling Stockholders") desire to sell
                                         --------------------
to TCW/Crescent Mezzanine and/or its affiliates (collectively, "TCW"), and TCW
                                                                ---
desires to purchase from the Selling Stockholders, an aggregate of 814,287 shares of Class B Common Stock, par value $0.01 per share, of Holdings (the transactions contemplated by such sale and purchase individually and collectively, the "TCW Purchase").
                   ------------

     WHEREAS, the Selling Stockholders have requested that the other Stockholders and Holdings approve the amendment to the Stockholders Agreement set forth in this Amendment on the terms and conditions set forth below.

     WHEREAS, the undersigned Stockholders and Holdings are willing, on the terms and subject to the conditions set forth herein, to approve the amendment to the Stockholders Agreement set forth in this Amendment on the terms and conditions set forth below.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

     Section 1.  Majority in Interest.
                 --------------------

     The words "majority in interest" as used in the Stockholders Agreement and this Amendment with respect to the referenced securities shall mean a majority of the total outstanding voting power of such referenced securities.

     Section 2.  Waiver of Section 4 of Stockholders Agreement.
                 ---------------------------------------------

     Pursuant to Section 11(d) of the Stockholders Agreement, the undersigned Stockholders, holding a majority in interest of the Shares, and Holdings, hereby waive, irrevocably and unconditionally, the application of the provisions of
Section 4 of the Stockholders Agreement to the transactions contemplated by the TCW Purchase.

     Section 3.  New Stockholder.
                 ---------------

     Effective as of the date hereof, TCW shall become a party to the Stockholders Agreement upon TCW's execution of this Amendment, and Exhibit A to the Stockholders Agreement shall be amended by adding thereto the list contained in Appendix A attached hereto.
   ----------

     Section 4.  Third-Party Beneficiaries.
                 -------------------------

     (a) Section 11(j) of the Stockholders Agreement is hereby amended by deleting such section in its entirety and replacing it with the following paragraph:

         "(j)  Third-Party Beneficiaries.  The parties hereto intend that the
               -------------------------
     holders of the Class A Common Stock and the Class E Common Stock, and the holders of the Class C Common Stock (other than Paribas) listed on Exhibit
                                                                        -------
     C hereto, shall be third-party beneficiaries of the rights and benefits
     -
     granted under Section 5 and Section 8 hereof. Notwithstanding anything to the contrary contained in Section 11(d) hereof, any Person that acquires shares of Class C Common Stock (other than Paribas) (any such person, an "Additional Beneficiary") may be added to the list contained in Exhibit C
     -----------------------                                         ---------
     hereto upon the written consent of Holdings and a majority in interest of the Shares. Upon such consent, the Additional Beneficiary shall be a third-party beneficiary in accordance with this Section 11(j), and the list contained in Exhibit C hereto shall be amended by adding to such list the
                  ---------
     name of the Additional Beneficiary and the number of shares of Class C Common Stock held by the Additional Beneficiary as of the date of such consent. The Chief Executive Officer or the Chief Financial Officer of Holdings shall certify any amendments to Exhibit C hereto pursuant to this
                                              ---------
     Section 11(j)."

     (b) Section 1 of the Stockholders Agreement is hereby amended by adding thereto the following definition:

          ""Additional Beneficiary" is defined in Section 11(j)."
            ----------------------

     (c) The Stockholders Agreement is hereby amended by adding thereto as Exhibit C the list contained in Appendix B attached hereto.
                                ----------

     Section 5.  Joining Stockholders.
                 --------------------

     (a) The Stockholders Agreement is hereby amended by adding thereto as
Section 11(k) the following paragraph:

          "(k)  Joinder Agreement.  Notwithstanding anything to the contrary
                -----------------
     contained in Section 11(d) hereof, any Person that acquires Class B Shares or Class D Shares and is not already a party to this Agreement may become a party to this Agreement (any such Person, a "Joining Party") upon (i) such
                                                  -------------
     Joining Party executing a joinder agreement in the form attached hereto as Exhibit D (each such agreement, a "Joinder Agreement") and (ii) Holdings
     ---------                          -----------------
     and a majority in interest of the Shares consenting to such joinder in writing. Upon such consent and the execution of a Joinder Agreement by the Joining Party and the acceptance thereof by Holdings, the Joining Party shall become a party to and a Stockholder under this Agreement, and the list entitled "Joining Stockholder's

     Name" contained in Exhibit A hereto shall be amended by adding to such list
                        ---------
     the name of the Joining Party, the class of common stock of Holdings acquired and the number of shares of each such class held by the Joining Party as of the date of such Joinder Agreement. The Chief Executive Officer or the Chief Financial Officer of Holdings shall certify any amendments to Exhibit A hereto pursuant to this Section 11(k)."
     ---------

     (b) Section 1 of the Stockholders Agreement is hereby amended by adding thereto the following definitions:

          ""Joinder Agreement" is defined in Section 11(k)."
            -----------------

          ""Joining Party" is defined in Section 11(k)."
            -------------

     (c) The Stockholders Agreement is hereby amended by adding thereto as Exhibit D the form of joinder agreement attached as Appendix C hereto.
                                                    ----------

     Section 6.  Lock-Up.
                 -------

     Section 6 of the Stockholders Agreement is hereby amended by replacing the words "the third anniversary date of this Agreement" with the words "December 20, 2002."

     Section 7.  Miscellaneous.
                 -------------

     (a) Counterparts.  This Amendment may be executed in two or more
         ------------
counterparts, each of which will be deemed an original but which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     (b) Headings; Sections.  All headings and captions in this Amendment are
         ------------------
for purposes of reference only and will not be construed to limit or affect the substance of this Amendment. All references to Section in this Amendment refer to Sections of this Amendment, unless otherwise expressly provided for.

     IN WITNESS WHEREOF, the undersigned "existing" Stockholders and Holdings have executed this Amendment as of the day and year first above written.

EXISTING STOCKHOLDERS:

BALLET LIMITED                                                           OUTRIGGER LIMITED
--------------                                                           ------------------
CLASS D STOCKHOLDER                                                      CLASS D STOCKHOLDER


     By:    /s/ Salman A. Abbasi                                                By:  /s/ Meredith I. Brody
            --------------------------                                               ---------------------
            Name:  Salman A. Abbasi                                                  Name:  Meredith I. Brody
            Title: Authorized Representative                                         Title:  Authorized Representative



DENARY LIMITED                                                           QUILL LIMITED
---------------                                                          -------------
CLASS D STOCKHOLDER                                                      CLASS D STOCKHOLDER

     By:    /s/ Craig Bottger                                                   By:  /s/ Deepak Gurnani
            --------------------------                                               -----------------------
            Name:  Craig Bottger                                                     Name:  Deepak Gurnani
            Title: Authorized Representative                                         Title:  Authorized Representative

GLEAM LIMITED                                                            RADIAL LIMITED
-------------                                                            --------------
CLASS D STOCKHOLDER                                                      CLASS D STOCKHOLDER

     By:    /s/ Thomas Kennedy                                                  By:  /s/ H. Richard Lukens III
            -------------------------                                                ---------------------------
            Name:  Thomas Kennedy                                                    Name:  H. Richard Lukens III
            Title: Authorized Representative                                         Title:  Authorized Representative


HIGHLANDS LIMITED                                                        SHORELINE LIMITED
-----------------                                                        -----------------
CLASS D STOCKHOLDER                                                      CLASS D STOCKHOLDER

     By:    /s/ Kevin H. Murphy                                                 By:  /s/ Kevin O'Shea
            -------------------------                                                ----------------------------
            Name:  Kevin H. Murphy                                                   Name:  Kevin O'Shea
            Title: Authorized Representative                                         Title:  Authorized Representative

NOBLE LIMITED                                                            ZINNIA LIMITED
-------------                                                            ---------------
CLASS D STOCKHOLDER                                                      CLASS D STOCKHOLDER

     By:    /s/ Gary S. Long                                                    By:  /s/ Steve Ritchie
            -----------------------                                                  ----------------------------
            Name:  Gary S. Long                                                      Name:  Steve Ritchie
            Title: Authorized Representative                                         Title:  Authorized Representative


EXISTING STOCKHOLDERS:

INVESTCORP INVESTMENT EQUITY
----------------------------
LIMITED
-------
CLASS D STOCKHOLDER

      By:  /s/ Sydney J. Coleman
           ---------------------
      Name:  The Director Ltd.
      Title: Director

EXISTING STOCKHOLDERS:

INVESTCORP IWO LIMITED PARTNERSHIP
----------------------------------
CLASS B STOCKHOLDER

By:   /s/ Mahmood Al Aradi
      --------------------
      Name:  Mahmood Al Aradi
      Title:  Director


EXISTING STOCKHOLDERS:

ODYSSEY COINVESTORS, LLC                    ODYSSEY INVESTMENT PARTNERS FUND, LP
------------------------                    ------------------------------------
CLASS B STOCKHOLDER                         CLASS B STOCKHOLDER

   By:  Odyssey Capital Partners,                 By:  Odyssey Investment Partners, LLC, as
   LLC, as Managing Member                        General Partner


By:  /s/ Muzzi Mirza                        By:  /s/ Muzzi Mirza
     ---------------                             ---------------
Name:  Muzzi Mirza                          Name:  Muzzi Mirza
Title:  Managing Principal                  Title:  Managing Principal

EXISTING STOCKHOLDERS:

CHAMPLAIN PCS INC.
-----------------
CLASS B STOCKHOLDER

By:  /s/ Trent L. Trahan
     -------------------
Name:  Trent L. Trahan
Title: President

/s/ Trent L. Trahan
-------------------
Trent L. Trahan
Class B Stockholder

EXISTING STOCKHOLDERS:

FINGER LAKES TECHNOLOGIES
-------------------------
GROUP INC.
---------
CLASS B STOCKHOLDER

By:  /s/ Paul H. Griswold
     --------------------
Name:    Paul H. Griswold
Title: President


/s/ William Griswold                        /s/ Paul H. Griswold
--------------------                        --------------------
William Griswold                            Paul Griswold
Class B Stockholder                         Class B Stockholder

/s/ John H. Griswold                        --------------------
--------------------                        Robert H. Griswold
John H. Griswold                            Class B Stockholder
Class B Stockholder

EXISTING STOCKHOLDERS:

DRY BROOK HOLDINGS LLC                      MTC NORTH, INC.
----------------------                      ---------------
CLASS B STOCKHOLDER                         CLASS B STOCKHOLDER

By:

By:  /s/ Larry S. Roadman                   By:  /s/ Larry S. Roadman
     --------------------                        --------------------
Name: Larry S. Roadman                      Name: Larry S. Roadman
Title: Manager                              Title: Treasurer



/s/ Larry S. Roadman
--------------------                        _________________________
Larry S. Roadman                            Karen Harris
Class B Stockholder                         Class B Stockholder

_________________________
Douglas Hinkley
Class B Stockholder

EXISTING STOCKHOLDERS:

CERBERUS INVESTMENTS L.P.             ARDINGER INVESTMENTS OF TEXAS L.P.
-------------------------             ---------------------------------
CLASS B STOCKHOLDER                   CLASS B STOCKHOLDER

By:  Charles Lane                         By:  Charles Lane

By:  /s/ Charles Lane                     By: /s/ Charles Lane
     ----------------                         -----------------
Name: Charles Lane                            Name: Charles Lane
Title: General Partner                        Title:

/s/ Charles Lane
----------------
Charles Lane
Class B Stockholder

EXISTING STOCKHOLDERS:

CEDAR FAMILIA LLC
-----------------
CLASS B STOCKHOLDER

By:

By: /s/ J.K. Hage III
    -----------------
Name: J.K. Hage III
Title: Manager

/s/ J.K. Hage III
-----------------
J.K. Hage III
Class B Stockholder

HOLDINGS:

IWO HOLDINGS, INC.


By: /s/ Steven M. Nielsen
    ---------------------
Name: Steven M. Nielsen

Title: Chief Executive Officer

     IN WITNESS WHEREOF, the undersigned "new" Stockholder has executed this Amendment as of the day and year first above written.

NEW STOCKHOLDER:

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
TCW/CRESCENT MEZZANINE TRUST II


By:  TCW/Crescent Mezzanine II, L.P.
     its general partner or managing owner


By:  TCW/Crescent Mezzanine, L.L.C.
     its general partner

By:  /s/ John C. Rocchio
     -------------------
Name: John C. Rocchio
Title: Managing Director

Address for Notices:

     IN WITNESS WHEREOF, the undersigned "new" Stockholder has executed this Amendment as of the day and year first above written.

NEW STOCKHOLDER:

TCW LEVERAGED INCOME TRUST, L.P.


By:  TCW Advisers (Bermuda), Ltd.
as its General Partner

By: /s/ Melissa V. Weiler
    ---------------------
Name: Melissa V. Weiler
Title: Managing Director

By: TCW Investment Management Company
as Investment Adviser

By: /s/ John C. Rocchio
    -------------------
Name: John C. Rocchio
Title: Managing Director

Address for Notices:

     IN WITNESS WHEREOF, the undersigned "new" Stockholder has executed this Amendment as of the day and year first above written.

NEW STOCKHOLDER:

TCW LEVERAGED INCOME TRUST II, L.P.


By:  TCW (LINC II), L.P.
as its General Partner

By:  TCW Advisers (Bermuda), Ltd.
its General Partner


By: /s/ Melissa V. Weiler
    ---------------------
Name: Melissa V. Weiler
Title: Managing Director

By: TCW Investment Management Company
as Investment Adviser

By: /s/ John C. Rocchio
    -------------------
Name: John C. Rocchio
Title: Managing Director

Address for Notices:

     IN WITNESS WHEREOF, the undersigned "new" Stockholder has executed this Amendment as of the day and year first above written.

NEW STOCKHOLDER:

TCW LEVERAGED INCOME TRUST IV, L.P.


By:  TCW Asset Management Company
As its Investment Adviser

By: /s/ Melissa V. Weiler
    ---------------------
Name: Melissa V. Weiler
Title: Managing Director

By: /s/ John C. Rocchio
    -------------------
Name: John C. Rocchio
Title: Managing Director

By:  TCW (LINC IV), L.L.C.
as General Partner

By: TCW Asset Management Company
As its Managing Member

By: /s/ Melissa V. Weiler
    ---------------------
Name: Melissa V. Weiler
Title: Managing Director

By: /s/ John C. Rocchio
    -------------------
Name: John C. Rocchio
Title: Managing Director

Address for Notices:

                                                                      Appendix A
                                                                      ----------

                                   Exhibit A


                                                          Class of Common
Joining Stockholder's Name                                Stock Acquired        Shares Owned
------------------------------------------------------  -------------------  -------------------
TCW/Crescent Mezzanine Partners II, L.P...............              Class B              524,335
TCW/Crescent Mezzanine Trust II.......................              Class B              127,094
TCW Leveraged Income Trust, L.P.......................              Class B               53,743
TCW Leveraged Income Trust II, L.P....................              Class B               53,743
TCW Leveraged Income Trust IV, L.P....................              Class B               55,372

                                                                      Appendix B
                                                                      ----------

                                   EXHIBIT C

Class C Stockholder's Name                                     Shares Owned
---------------------------------------------------------  ---------------------
Investcorp IWO Limited Partnership.......................         2,910,143.0370

                                                                      Appendix C
                                                                      ----------

                                   EXHIBIT D

                          [form of joinder agreement]

     JOINDER AGREEMENT, dated as of _______________ (this "Joinder Agreement"),
                                                           -----------------
to the Amended and Restated Stockholders Agreement, dated as of December 4, 2000, as amended by Amendment No. 1, dated as of April 2, 2001, and as further amended or supplemented from time to time (the "Stockholders Agreement"), by and
                                                ----------------------
among IWO Holdings, Inc., a Delaware corporation ("Holdings"), and the
                                                   --------
stockholders of Holdings parties thereto (the "Stockholders").
                                               ------------

     The undersigned (the "Joining Party") hereby agrees to become a party to
                           -------------
and to succeed to all of the rights and obligations of a "Stockholder" under the Stockholders Agreement as contemplated by Section 11(k) of the Stockholders Agreement, and the Joining Party shall be deemed a "Stockholder" as such term is defined in the Stockholders Agreement.

     This Joinder Agreement will be construed both as to validity and performance in accordance with, and governed by, the laws of the State of New York applicable to agreements to be performed in New York, without regard to principles of conflict of laws.

     This Joinder Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures transmitted by facsimile shall be binding as evidence of the Joining Party's agreement to be bound by the terms of the Stockholders Agreement and Holdings' acceptance thereof.

     IN WITNESS WHEREOF, the Joining Party has executed this Joinder Agreement to become a party to the Stockholders Agreement as of the date first written above.


                              JOINING PARTY:

                              [COMPANY NAME IF APPLICABLE]


                              [By:] _________________________
                                    Name:
                                    [Title:]

Accepted:

IWO HOLDINGS, INC.


By:  _________________________
     Name:
     Title: